Exhibit 99.1

Identiv Completes Acquisition of Thursby Software Systems, Inc. and

Sets Third Quarter 2018 Earnings Call for Thursday, November 8, 2018

FREMONT, Calif., November 1, 2018 — Identiv, Inc. (NASDAQ: INVE), a global provider of physical security and secure identification, has completed its previously announced acquisition of Thursby Software Systems, Inc., an Arlington, Texas-based provider of security software.

The acquisition is expected to strengthen the Company’s identity offerings with complete solutions for secure and convenient logical access across smart cards and derived credentials on Apple iOS and Android mobile devices, serving the Department of Defense (DoD), the federal government and commercial customers. Management will discuss the acquisition on its third quarter 2018 earnings conference call scheduled for Thursday, November 8, 2018 at 5:00 p.m. Eastern time (2:00 p.m. Pacific time). Financial results for the third quarter ended September 30, 2018 will be issued in a press release prior to the call.

Identiv management will host the call, followed by a question and answer session.

Date: Thursday, November 8, 2018

Time: 5:00 p.m. Eastern time (2:00 p.m. Pacific time)

Toll-Free Number: +1-855-327-6838

International Number: +1-604-235-2082

Call ID (Replay): 10005808

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Liolios at +1-949-574-3860.

The conference call will be broadcast simultaneously and available for replay here.

The replay of the call will be available after 8:00 p.m. Eastern time on the same day through December 8, 2018 under +1-844-512-2921 (Toll-Free Replay Number) and +1-412-317-6671 (International Replay Number) with Replay ID: 10005808.

About Identiv

Identiv, Inc. is a global provider of physical security and secure identification. Identiv’s products, software, systems, and services address the markets for physical and logical access control, video analytics and a wide range of RFID-enabled applications. Customers in the government, enterprise, consumer, education, healthcare, banking, retail, and transportation sectors rely on Identiv’s access and identification solutions. Identiv’s mission is to secure the connected physical world: from perimeter to desktop access, and from the world of physical things to the Internet of Everything. Identiv is a publicly traded company and its common stock is listed on the NASDAQ Capital Market in the U.S. under the symbol “INVE.” For more information, visit identiv.com.

Note Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations as well as the current beliefs and assumptions of the Company’s management and can be identified by words such as “anticipates”, “believes”, “plans”, “will”, “intends”, “expects”, and similar references to the future. Any statement that is not a historical fact, including the statements regarding the Company’s beliefs that the acquisition is expected to strengthen the Company’s identity offerings with complete solutions for secure and convenient logical access across smart cards and derived credentials on Apple iOS and Android mobile devices is a forward-looking statement. Forward-looking statements are only predictions and are subject to a number of risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially and adversely from those expressed in any forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the Company’s ability to continue the momentum in its business, its ability to successfully execute its business strategy, the actual benefits and synergies achieved through the acquisition of Thursby, the level of customer orders, customer response to the proposed acquisition, the success of its products and partnerships, industry trends and seasonality, and factors discussed in our public reports, including our Annual Report on Form 10-K for the year ended December 31, 2017 and subsequent reports filed with the U.S. Securities and Exchange Commission. All forward-looking statements are based on information available to us on the date hereof, and we assume no obligation to update such statements.

Investor Relations Contact:

Matt Glover and Najim Mostamand, CFA

Liolios Group, Inc.

949-574-3860

IR@identiv.com

Media Contact:

press@identiv.com